UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2021 (December 15, 2021)

Cuentas Inc.

(Exact name of registrant as specified in its charter)

Florida	001-39973	20-3537265
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

235 Lincoln Rd., Suite 210

Miami Beach, FL

(Address of principal executive offices)

33139

(Zip Code)

(800) 611-3622

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001 per share	CUEN	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Common Stock	CUENW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 15, Cuentas Inc. (the “Company”) completed its 2021 annual meeting of the stockholders (the “Annual Meeting). The number of shares entitled to vote at the Annual Meeting as of the record date was 14,965,690 shares of common stock (the “Voting Stock”). The number of shares of Voting Stock present or represented by valid proxy at the Annual Meeting was 10,627,010 shares. At the Annual Meeting, the Company’s stockholders (i) elected Arik Maimon, Michael De Prado, Adiv Baruch, Richard J. Berman, Yochanon Bruk, Jeff Lewis, Edward Maldonado, Carol Pepper, and David B. Schottenstein as directors, (ii) approved, on an advisory basis, the Company’s executive compensation, (iii) approved the frequency of three years for future advisory votes on the Company’s executive compensation, (iv) ratified the appointment of Halperin Ilanit CPA as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, and (v) approved and adopted the Company’s 2021 Share Incentive Plan. The following is a tabulation of the voting on the proposals presented at the Annual Meeting:

Proposal No. 1 – Election of Directors

Arik Maimon, Michael De Prado, Adiv Baruch, Richard J. Berman, Yochanon Bruk, Jeff Lewis, Edward Maldonado, Carol Pepper, and David B. Schottenstein were elected to serve until the 2022 annual meeting of stockholders, or until their successors are elected and qualified, or until their earlier resignation or removal. The voting results were as follows:

Nominee	Shares Voted For	Shares Withheld	Broker Non-Vote
Arik Maimon	8,437,807	40,585	2,148,618
Michael De Prado	8,444,829	33,563	2,148,618
Adiv Baruch	8,349,724	128,668	2,148,618
Richard J. Berman	8,322,211	156,181	2,148,618
Yochanon Bruk	8,462,333	16,059	2,148,618
Jeff Lewis	8,444,823	33,569	2,148,618
Edward Maldonado	8,436,824	41,568	2,148,618
Carol Pepper	8,444,520	33,872	2,148,618
David B. Schottenstein	8,461,760	16,632	2,148,618

Proposal No. 2 – Approval, on a non-binding Advisory Basis, of Executive Compensation

The executive compensation, on a non-binding advisory vote, was approved for the Company’s named executive officers. The voting results were as follows:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
8,391,400	81,930	5,062	2,148,618

Proposal No. 3 – Approval, on a non-binding Advisory Basis, of the Frequency of Advisory Vote on Executive Compensation

The frequency of three years for future advisory votes on the Company’s executive compensation was approved by a non-binding advisory vote. The voting results were as follows:

1 Year	2 Years	3 Years	Abstain
2,928,099	4,606	5,527,425	18,262

Proposal No. 4 – Ratification of the Appointment of Independent Registered Public Accounting Firm

The appointment of Halperin Ilanit CPA as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified. The voting results were as follows:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
7,914,350	2,709,246	3,414	0

Proposal No. 5 – Approval and Adoption of the 2021 Share Incentive Plan

The Company’s 2021 Share Incentive Plan was approved. The voting results were as follows:

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Vote
8,283,757	187,874	6,761	2,148,618

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 21, 2022, David B. Schottenstein and Richard J. Berman tendered their resignations as members of the board of directors of the Company. Messrs. Schottenstein and Berman each resigned to focus on other endeavors and not in connection with any disagreements with the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUENTAS INC.

Date: December 21, 2021	By:	/s/ Jeffery D. Johnson
Jeffery D. Johnson
Chief Executive Officer

3